VIRTUS SGA Emerging Markets Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—98.7%
Communication Services—8.6%
NAVER Corp. (South Korea)	119,478	$15,346
Tencent Holdings Ltd. (China)	390,690	21,411
		36,757

Consumer Discretionary—22.0%
Alibaba Group Holding Ltd. Sponsored ADR (China-Hong Kong)	170,581	16,372
Fast Retailing Co., Ltd. (Japan)	34,349	17,494
H World Group Ltd. (China)	2,072,082	8,814
MercadoLibre, Inc. (Uruguay)(1)	10,311	17,502
Sea Ltd. ADR (Singapore)(1)	151,510	14,519
Yum China Holdings, Inc. (China)	478,231	19,488
		94,189

Consumer Staples—12.3%
CP ALL PCL Foreign Shares (Thailand)	7,894,594	11,110
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	99,934	12,782
Unilever plc Sponsored ADR (United Kingdom)	279,864	16,825
Wal-Mart de Mexico SAB de C.V. (Mexico)	4,171,232	12,227
		52,944

Financials—27.7%
AIA Group Ltd. (China-Hong Kong)	2,042,575	18,608
Bajaj Finance Ltd. (India)	2,006,147	21,294
Capitec Bank Holdings Ltd. (South Africa)	40,463	11,734
HDFC Bank Ltd. ADR (India)	699,367	18,065
NU Holdings Ltd. Class A (Cayman Islands)(1)	1,086,534	14,516
Sanlam Ltd. (South Africa)	3,257,991	17,549
XP, Inc. Class A (Cayman Islands)	1,055,556	17,163
		118,929

Health Care—2.7%
Apollo Hospitals Enterprise Ltd. (India)	125,318	11,494
Industrials—4.0%
Grab Holdings Ltd. Class A (Singapore)(1)	4,586,113	17,290
	Shares	Value

Information Technology—21.4%
Disco Corp. (Japan)	31,760	$15,872
Infosys Ltd. Sponsored ADR (India)	856,033	8,980
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	731,758	55,359
TOTVS S.A. (Brazil)	2,116,595	11,751
		91,962

Total Common Stocks (Identified Cost $375,944)		423,565

Total Long-Term Investments—98.7% (Identified Cost $375,944)		423,565

TOTAL INVESTMENTS—98.7% (Identified Cost $375,944)		$423,565
Other assets and liabilities, net—1.3%		5,568
NET ASSETS—100.0%		$429,133

Abbreviations:
ADR	American Depositary Receipt
PCL	Public Company Limited
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
India	14%
Taiwan	13
China	12
China-Hong Kong	8
Japan	8
Singapore	7
Cayman Islands	7
Other	31
Total	100%
† % of total investments as of June 30, 2026.
The following table summarizes the value of the Fund’s investments as of June 30, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2026	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$423,565	$423,565
Total Investments	$423,565	$423,565
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2026.
There were no transfers into or out of Level 3 related to securities held at June 30, 2026.
See Notes to Schedule of Investments

VIRTUS SGA Emerging Markets Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.